UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.
WOMEN’S EQUITY FUND

SEMI-ANNUAL REPORT

Six Months Ended
September 30, 2006

Women's Equity Fund
October 15, 2006

Dear Shareholders:

October 2006 marks the beginning of Women’s Equity Fund’s 14th year. We have a new website to celebrate this anniversary. Please take a look at www.womens-equity.com and give us your feedback.

The Fund continues to focus on long-term appreciation. We believe this consistent approach makes the Fund a solid core investment. The Fund’s performance as of September 30, 2006 is as follows:

	Calendar	1 year	3 year	5 year	10 year	Inception
	Y-T-D	Cumm	Annualized	Annualized	Annualized	(10/1/93)
Women’s Equity	3.88%	7.52%	8.68%	6.09%	8.52%	8.66%
S&P 500 Index	8.53%	10.79%	12.30%	6.97%	8.58%	10.52%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-552-9363 or visiting www.womens-equity.com.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

MARKET SUMMARY AND ECONOMIC OUTLOOK
The Dow Jones industrial average of 30 major stocks is probably the most well known measure of the stock market. This index recently reached a closing high that was previously set in January of 2000. The rally in 2000 was based on expectation that computers, telecommunications and the Internet would transform business. Our present rally seems to be based on the general consensus that the economy is moderating and inflation is tame. The recent falling crude oil and gasoline prices and the gradual pullback of the housing market are expected to result in a slower but steady economic growth that will not accelerate inflation.

The companies we hold in the Fund have constrained results in the recent periods. Our equity selection process has been based upon purchasing above-average companies at average prices. We have maintained a strong emphasis on investing in “quality” companies. We define quality companies as firms that possess a history of strong and predictable profitability and superior financial

Women's Equity Fund
characteristics. We continue to believe that to invest in such stable, growing firms matches the Fund’s long-term capital appreciation objective.

NEW INSTITUTIONAL SHARE CLASS
As of April 2006 the Women’s Equity Fund has available a new institutional class of shares. For a minimum initial investment of $250,000, the expense ratio is 0.99% and the existing retail shares’ total expense ratio has been reduced to 1.34%. We hope you will tell your friends and companies about the Fund and help our assets grow so that we can have a louder voice on behalf of women.

We appreciate your investment in the Women’s Equity Fund and always welcome your comments and suggestions.

Sincerely,
Linda C.Y. Pei
President

Mutual fund investing involves risk. Principal loss is possible. The Fund’s social policy may cause it to pass up opportunities to buy certain securities or may cause it to sell certain securities for social reasons when circumstances might otherwise be favorable.

The opinions expressed above are those of the fund manager, are subject to change, and any forecasts made cannot be guaranteed.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Please see the attached Semi Annual Report for index descriptions and fund holdings.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor (11/06)

Women's Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE
Much of the investor gloom about the economy that led to declines in both stocks and bond prices during the second quarter of 2006, dissipated over the summer months. The portfolio’s performance record improved during the third quarter of 2006 but fell short of the S&P 500 index. During this period price declines in a number of individual holdings accounted for most of this shortfall. Two of the Fund’s holdings in the industrial sector that did not perform well were 3M Co. (“3M”)and United Parcel Service, Inc. - Class B (“UPS”). 3M stock traded down when sales of flat screen televisions, for which the company has developed a key innovative technology, came in below Wall Street forecast; UPS suffered from an earnings shortfall attributable to the rise in fuel prices, a development that is now sure to reverse because of recent drop in oil price. We believe that 3M and UPS are among the best investments available with strong financials and global opportunities.

Company specific issues surprised investors in BP PLC - ADR (“BP”), the largest equity holding in the portfolio and the second largest energy company headquartered in the industrial world. As energy prices fell during the quarter, other large integrated energy companies were among the best performers in the sector because investors viewed their business models as less vulnerable to oil price declined. Indeed, shares of Exxon rose 10 percent during the quarter. In contrast, refiners, exploration companies and energy services companies usually perform poorly. BP, however, slid about 5 percent, more than the sector average, as the company encountered several operating mishaps. We remain confident in the company’s fundamental strength. We believe that our conservative approach to the energy sector is now especially appropriate given the emerging supply and demand dynamics of the energy markets and our objective of achieving steady returns with lower than market risk.

Finally, Costco Wholesale Corp. (“Costco”) has been a large holding in our portfolio for several years. With respect to both the creation of fundamental shareholder value and stock price performance, Costco’s track record has been solid. However, even very consistent performers can experience stock price variation in short periods and we do not believe it reflects any material changes at the company. We believe the company has an exceptionally strong business model, superior management, and a clear path to continued growth.

Women's Equity Fund

SECTOR ALLOCATION at September 30, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited)
As a shareholder of the Women’s Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and

Women's Equity Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)
expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/06	Value 9/30/06	4/1/06 - 9/30/06*
Class R Actual	$1,000	$1,009	$6.75
Class R Hypothetical
(5% annual return
before expenses)	1,000	1,018	6.78
*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.34% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Women's Equity Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/19/06*	Value 9/30/06	4/19/06 - 9/30/06**
Class I Actual	$1,000	$ 996	$4.47
Class I Hypothetical
(5% annual return
before expenses)	1,000	1,018	4.52
*	Class I shares have been offered since April 19, 2006.
**
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 0.99% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

Women's Equity Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 96.9%
Banks: 9.8%
2,000	AmSouth Bancorp.	$58,080
19,000	Bank of America Corp.	1,017,830
12,600	Commerce
	Bancshares, Inc.	637,182
4,000	SunTrust Banks, Inc.	309,120
13,000	Wachovia Corp.	725,400
18,000	Wilmington
	Trust Corp.	801,900
		3,549,512
Capital Goods: 9.5%
9,500	3M Co.	706,990
11,000	Donaldson Co., Inc.	405,900
12,000	Dover Corp.	569,280
23,000	Illinois Tool Works, Inc.	1,032,700
10,800	W.W. Grainger, Inc.	723,816
		3,438,686
Consumer Durables & Apparel: 3.3%
20,000	Leggett & Platt, Inc.	500,600
8,000	NIKE, Inc. - Class B	700,960
		1,201,560
Diversified Financials: 8.9%
11,000	American Express Co.	616,880
3,000	The Charles
	Schwab Corp.	53,700
3,000	The Goldman Sachs
	Group, Inc.	507,510
11,500	Northern Trust Corp.	671,945
8,000	State Street Corp.	499,200
18,000	T. Rowe Price
	Group, Inc.	861,300
		3,210,535
Energy: 6.7%
7,000	Apache Corp.	442,400
30,000	BP PLC - ADR	1,967,400
		2,409,800
Food & Staples Retailing: 3.4%
14,000	Costco
	Wholesale Corp.	695,520
15,600	Sysco Corp.	521,820
		1,217,340

Food, Beverage & Tobacco: 4.0%
8,000	General Mills, Inc.	452,800
6,500	The Hershey Co.	347,425
10,000	PepsiCo, Inc.	652,600
		1,452,825
Health Care Equipment & Services: 9.7%
7,000	Becton, Dickinson
	& Co.	494,690
15,000	Biomet, Inc.	482,850
8,000	C.R. Bard, Inc.	600,000
8,000	Caremark Rx, Inc.	453,360
8,000	Henry Schein, Inc.*	401,120
10,500	Medtronic, Inc.	487,620
5,200	Respironics, Inc.*	200,772
7,500	Stryker Corp.	371,925
		3,492,337
Household & Personal Products: 4.6%
10,500	Avon Products, Inc.	321,930
12,000	Colgate-Palmolive Co.	745,200
9,500	Procter & Gamble Co.	588,810
		1,655,940
Insurance: 3.0%
8,000	American International
	Group, Inc.	530,080
10,600	The Chubb Corp.	550,776
		1,080,856
Materials: 6.2%
7,000	AptarGroup, Inc.	356,160
13,800	Bemis Co., Inc.	453,468
8,700	Ecolab, Inc.	372,534
9,000	Praxair, Inc.	532,440
7,000	Sigma-Aldrich Corp.	529,690
		2,244,292
Pharmaceuticals & Biotechnology: 7.7%
6,000	Amgen, Inc.*	429,180
9,000	GlaxoSmithKline
	PLC - ADR	479,070
10,000	Johnson & Johnson	649,400
18,000	Mylan Laboratories, Inc.	362,340
9,000	Novartis AG - ADR	525,960
10,000	Teva Pharmaceutical
	Industries Ltd. - ADR	340,900
		2,786,850

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited) (Continued)

Shares		Value
Retailing: 4.1%
8,000	Claire’s Stores, Inc.	$233,280
13,000	The Home Depot, Inc.	471,510
17,000	Staples, Inc.	413,610
6,300	Target Corp.	348,075
700	The TJX Cos., Inc.	19,621
		1,486,096
Semiconductors & Semiconductor
Equipment: 2.3%
22,000	Intel Corp.	452,540
11,000	Texas Instruments Inc.	365,750
		818,290
Software & Services: 3.7%
7,400	Adobe Systems Inc.*	277,130
5,500	Automatic Data
	Processing, Inc.	260,370
29,000	Microsoft Corp.	792,570
		1,330,070
Technology Hardware & Equipment: 5.9%
16,000	Cisco Systems, Inc.*	368,000
18,000	Dell, Inc.*	411,120
30,000	EMC Corp.*	359,400
6,000	International Business
	Machines Corp.	491,640
25,000	Nokia Corp. - ADR	492,250
		2,122,410
Telecommunication Services: 2.2%
7,500	ALLTEL Corp.	416,250
9,000	BellSouth Corp.	384,750
516	Windstream Corp.	6,806
		807,806
Transportation: 1.9%
9,500	United Parcel Service,
	Inc. - Class B	683,430
TOTAL COMMON STOCKS
(Cost $28,552,186)		34,988,635
Principal
Amount
CORPORATE BOND: 1.4%
Microfinance Securities: 1.4%
$500,000	Blue Orchard
	Microfinance
	4.936%, 07/31/2011
	(Cost $500,000;
	Acquired 7/26/2004)+	490,000
TOTAL CORPORATE BOND
(Cost $500,000)		490,000

Shares
SHORT-TERM INVESTMENT: 1.7%
610,872	Fidelity Institutional
	Government Portfolio	610,872
TOTAL SHORT-TERM INVESTMENT
(Cost $610,872)		610,872
TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $29,663,058)		36,089,507
Other Assets in Excess
of Liabilities: 0.0%		5,723
NET ASSETS: 100.0%		$36,095,230

ADR - American Depository Receipt.
*	Non-income producing security.
+
Restricted security purchased in private placement transaction and valued at its fair value under the supervision of the Board of Trustees. At September 30, 2006, the value of this security amounted to $490,000 or 1.36% of net assets.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value
(cost $29,663,058) (Note 2)	$36,089,507
Receivables:
Fund shares sold	42,906
Dividends and interest	37,529
Prepaid expenses	18,989
Total assets	36,188,931
LIABILITIES
Payables:
Investment advisory fees	5,160
Administration fees	5,706
Custody fees	1,556
Distribution fees	20,512
Fund accounting fees	5,796
Transfer agent fees	33,147
Chief compliance officer fees	3,347
Other accrued expenses	18,477
Total liabilities	93,701
NET ASSETS	$36,095,230
COMPONENTS OF NET ASSETS
Paid-in capital	$28,707,309
Accumulated net investment income	161,355
Accumulated net realized gain on investments	800,117
Net unrealized appreciation on investments	6,426,449
Net assets	$36,095,230
Class R:
Net assets	$32,904,348
Shares issued and outstanding (unlimited number
of shares authorized without par value)	1,535,893
Net asset value, offering price,
and redemption price per share	$21.42
Class I:
Net assets	$3,190,882
Shares issued and outstanding (unlimited number
of shares authorized without par value)	148,731
Net asset value, offering price,
and redemption price per share	$21.45

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividends (net of $1,035 foreign withholding tax)	$296,735
Interest	33,096
Total investment income	329,831
EXPENSES (Note 3)
Investment advisory fees	132,517
Distribution and shareholder servicing fees - Class R	59,304
Administration fees	35,336
Transfer agent fees - Class R	22,488
Fund accounting fees	14,148
State registration fees	9,514
Audit fees	8,775
Reports to shareholders	7,519
Legal fees	5,880
Chief compliance officer fees	5,014
Trustee fees	4,173
Miscellaneous	3,576
Custody fees	3,332
Transfer agent fees - Class I	2,185
Insurance expense	661
Federal registration fees - Class I	547
Federal registration fees - Class R	62
Total expenses	315,031
Less: fees waived	(80,904)
Net expenses	234,127
Net investment income	95,704
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	260,308
Change in net unrealized depreciation on investments	(37,654)
Net realized and unrealized gain on investments	222,654
Net increase in net assets resulting from operations	$318,358

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
	September 30, 2006	Year Ended
	(Unaudited)	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$95,704	$131,401
Net realized gain on investments	260,308	1,230,310
Change in net unrealized appreciation
(depreciation) on investments	(37,654)	718,413
Net increase in net assets
resulting from operations	318,358	2,080,124
DISTRIBUTION TO SHAREHOLDERS
From net investment income:
Class R	—	(135,000)
From net realized gain:
Class R	—	(692,597)
Total distributions to shareholders	—	(827,597)
CAPITAL SHARE TRANSACTIONS (Note 3)
Class R:
Shares sold	2,794,517	7,139,638
Shares issued in reinvestment
of distributions	—	801,373
Shares redeemed (a)	(5,129,263)	(7,105,330)
Net increase in net assets derived from net
change in outstanding shares (a)	(2,334,746)	835,681
Class I (b):
Shares sold	3,051,053	—
Shares redeemed	(14,691)	—
Net increase in net assets derived from
net change in outstanding shares	3,036,362	—
Total increase in net assets
from capital share transactions	701,616	835,681
Total increase in net assets	1,019,974	2,088,208
NET ASSETS
Beginning of period	35,075,256	32,987,048
End of period	$36,095,230	$35,075,256
Undistributed net investment income	$161,355	$65,651

(a)	Net of redemption fees of $38 and $1,704, respectively.
(b)	Class I Shares have been offered since April 19, 2006.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,
	2006			Year Ended March 31,
CLASS R	(Unaudited)		2006	2005	2004	2003	2002
Net asset value,
beginning of period	$21.24		$20.48	$19.40	$14.67	$18.50	$17.41

INCOME FROM INVESTMENT
OPERATIONS
Net investment
income (loss)	0.06		0.08	0.05	(0.01)	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	0.12		1.18	1.05	4.74	(3.84)	1.66
Total from
investment operations	0.18		1.26	1.10	4.73	(3.83)	1.63

LESS DISTRIBUTIONS
From net
investment income	—		(0.08)	(0.02)	—	—	—
From net realized gain	—		(0.42)	—	—	—	(0.54)
Total distributions	—		(0.50)	(0.02)	—	—	(0.54)
Paid-in capital from
redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	—	—	—
Net asset value,
end of period	$21.42		$21.24	$20.48	$19.40	$14.67	$18.50
Total return	0.85	%^	6.20%	5.66%	32.24%	(20.75)%	9.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of period (millions)	$32.9		$35.1	$33.0	$21.6	$12.9	$12.7
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.79	%+	1.96%	1.98%	2.14%	2.48%	2.62%
After fees waived and
expenses absorbed	1.34	%+	1.48%	1.50%	1.50%	1.50%	1.50%
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	0.07	%+	(0.10)%	(0.18)%	(0.67)%	(1.01)%	(1.33)%
After fees waived and
expenses absorbed	0.52	%+	0.38%	0.30%	(0.03)%	(0.03)%	(0.21)%
Portfolio turnover rate	9.33	%^	22.06%	8.08%	15.50%	16.31%	14.64%

*	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	September 30,
	2006
CLASS I	(Unaudited)#
Net asset value, beginning of period	$21.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.05
Net realized and unrealized
loss on investments	(0.13)
Total from investment operations	(0.08)
LESS DISTRIBUTIONS
From net investment income	—
From net realized gain	—
Total distributions	—
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of period	$21.45
Total return	(0.37	)%^
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)	$3.2
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.72	%+
After fees waived and expenses absorbed	0.99	%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	0.34	%+
After fees waived and expenses absorbed	1.07	%+
Portfolio turnover rate	9.33	%^

#	Class of shares has been offered since April 19, 2006.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited)

NOTE 1 — ORGANIZATION
The Women’s Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on October 1, 1993.

The Fund offers Class R and Class I shares. Class I shares are offered at an increased minimum initial investment. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ between classes.

The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

without regard to such considerations. As of September 30, 2006, the Fund held fair valued securities with a market value of $490,000, or 1.4% of total net assets.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of each class, of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. Class specific expenses, such as distribution fees, registration fees and transfer agent fees are borne by that class. Income, other expenses and realized and unrealized gains and losses of the Fund are allocated to each respective class in proportion to the relative net assets of each class.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 — CAPITAL SHARE TRANSACTIONS

	Six Months Ended
	September 30, 2006		Year Ended
	(Unaudited)		March 31, 2006
	Shares	Value	Shares	Value
Class R:
Shares sold	133,356	$2,794,517	345,475	$7,139,638
Shares issued in
reinvestment of distributions	—	—	38,106	801,373
Shares redeemed (a)	(249,125)	(5,129,263)	(342,991)	(7,105,330)
Net decrease	(115,769)	$(2,334,746)	40,590	$835,681

	Six Months Ended
	September 30, 2006		Year Ended
	(Unaudited) (b)		March 31, 2006
	Shares	Value	Shares	Value
Class I:
Shares sold	149,440	$3,051,053	—	$—
Shares redeemed	(709)	(14,691)	—	—
Net increase	148,731	$3,036,362	—	$—

(a)	Net of redemption fees of $38, and $1,704, respectively.
(b)	Class I Shares have been offered since April 19, 2006.

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

NOTE 4 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FEMMX Financial (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% of the average daily net assets of the Funds. For the six months ended September 30, 2006, the Fund incurred $132,517 in advisory fees. Boston Trust Investment Management, Inc. (the “Sub-Advisor”) acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

The Advisor has contractually agreed to limit the Fund’s total expenses to not more than 1.34% of average daily net assets for Class R shares, and not more than 0.99% of average daily net assets for Class I shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended September 30, 2006, the Advisor waived fees of $80,904 for the Fund.

At September 30, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $484,103. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2007	$109,896
March 31, 2008	$128,354
March 31, 2009	$164,949
March 31, 2010	$ 80,904

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the six months ended September 30, 2006, the Fund incurred $35,336 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended September 30, 2006, the Fund was allocated $5,014 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”), serves as principal underwriter for shares of the Fund, and acts as the Fund’s Distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A., serves as custodian (the “Custodian”)to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class R shares. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of class R shares. No distribution or shareholder serving fees are paid by class I shares. The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred. For the six months ended September 30, 2006, Class R shares of the Fund incurred $59,304 in distribution fees.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

NOTE 5 — PURCHASES AND SALES OF SECURITIES
For the six months ended September 30, 2006, the cost of purchases and the proceeds from the sale of securities excluding short-term investments, were $4,007,972 and $3,227,179, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended September, 30, 2006.

The cost basis of investments for federal income tax purposes at September 30, 2006 was as follows:

Cost of investments	$29,663,058
Gross tax unrealized appreciation	$7,153,366
Gross tax unrealized depreciation	(726,917)
Net tax unrealized appreciation	$6,426,449

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 6 — DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended September 30, 2006 (estimated) and the fiscal year ended March 31, 2006 was a follows:

	September 30,	March 31,
	2006	2006
Distributions paid from:
Ordinary Income	$—	$135,000
Long-term capital gain	—	692,597
	$—	$827,597
As of March 31, 2006, the components of distributable earnings/losses on a tax basis were as follows:

Net tax unrealized appreciation	$6,464,103
Undistributed ordinary income	$65,651
Undistributed long-term capital gain	539,809
Total distributable earnings	$605,460
Total accumulated earnings	$7,069,563

Women's Equity Fund

FEDERAL TAX INFORMATION (Unaudited)
The Fund designates 100% of the ordinary distributions paid during the year ended March 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2006, 100% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)
The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 811-0221. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0221. Furthermore, you can obtain the Fund’s proxy voting policies and procedures on the Fund’s website at www.womens-equity.com or through the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (866) 811-0221. Furthermore, you can obtain the Fund’s proxy voting records on the Fund’s website at www.womens-equity.com or through the SEC’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is posted on its website at www.womens-equity.com within ten business days after calendar quarter end.

Women's Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with FEMMX Financial, Inc. (the “Advisor”) and the Sub-Advisory Agreement with Boston Trust Investment Management, Inc. (the “Sub-Advisor”) for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and Sub-Advisor and the services provided by the Advisor and the Sub-Advisor to the Fund under the Advisory Agreement and Sub-Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement. The Board considered each of the Advisor’s and Sub-Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor and Sub-Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor and the Sub-Advisor, including information regarding their respective compliance programs, their chief compliance officer and compliance record, and their business continuity plan. The Board also considered the prior relationship between the Advisor, the Sub-Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s and the Sub-Advisor’s operations, and noted that during the course of the prior year they had met with each of the Advisor and Sub-Advisor in person to discuss various marketing and compliance topics. The Board concluded that each of the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement

Women's Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor and Sub-Advisor. In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s one-year performance was significantly below the median of its peer group. The Board also noted that although the Fund’s five-year and ten-year performance were each below the median of its peer group, the Fund was ranked in the second quartile for those time periods. The Board also noted that the Fund was subject to social investment criteria, which made the Fund unique among the competitor peer group and therefore made a performance comparison against this peer group difficult. The Board concluded that the performance obtained by the Advisor and the Sub-Advisor was satisfactory under current market conditions.

The Board also noted that during the course of the prior year they had met with the Advisor and the Sub-Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record given the differences unique to the Fund as a result of its social investment criteria.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds, as well as all expense waivers and reimbursements and the portion of the advisory fees paid to the Sub-Advisor. The Board noted that the Advisor had recently agreed to a 0.25% reduction in its management fee and had also lowered the Fund’s annual expense cap. The Board noted that with these recent changes, the expense structure was in line with the Fund’s peer group and was not excessive. In addition, the sub-advisory fee was below the advisory fee the Sub-Advisor receives for other similar funds it manages. Finally, the Board noted that the Advisor paid all the fees of the Sub-Advisor. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

Women's Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Investment Advisor
FEMMX FINANCIAL
Linda Pei, President
12 Geary Street, Suite 601
San Francisco, California 94108
www.womens-equity.com
(415) 434-4495
(888) 552-9363

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 811-0221

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Julie Allecta, Partner
55 Second Street, 24th Floor
San Francisco, California 94105-3441

Women’s Equity Fund
Symbol - FEMMX
CUSIP - 742935604

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 4, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 4, 2006

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 6, 2006

* Print the name and title of each signing officer under his or her signature.